Exhibit 10.6

THIRD AMENDMENT TO

LEASE AGREEMENT

(SINGLE TENANT FACILITY)

This Third Amendment (“Third Amendment”) is entered into this 16th day of October, 2009. with regard to that certain Lease Agreement (Single Tenant Facility) dated June 2, 2009, that certain First Amendment to Lease Agreement (Single Tenant Facility) dated August 25, 2009 and that certain Second Amendment to Lease Agreement (Single Tenant Facility) dated September 23, 2009 (collectively, the “Lease”), by and between SIXTH AND ROCHESTER, LLC, a California limited liability company (“Landlord”) and MONOPRICE, INC., a California corporation (“Tenant”) for that certain approximate 172.998 square foot building (“Property”) located in Rancho Cucamonga, State of California and more particularly described in the Lease.

WHEREAS, the parties desire to modify the Lease pursuant to the terms as herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants set forth below, it is agreed as follows:

1.	All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2.	The Commencement Date of the Lease (as set forth and defined in Section 1.05 of the Lease) is hereby established to be October 9, 2009. The parties hereby acknowledge and agree that, as of October 9. 2009. The Tenant Improvements have been Substantially Completed in accordance with the terms of the Lease.

3.	This Third Amendment is intended to modify the Lease and shall be deemed to amend any language in the Lease which is read or interpreted contrary to the provisions set forth herein. Any covenant or provision of the Lease which is not inconsistent with this Third Amendment shall remain in full force and effect.

4.	This Third Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument. A facsimile signature on this Third Amendment shall be binding as an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.

LANDLORD:

SIXTH AND ROCHESTER, LLC,
a California limited liability company.

By:	PG 6th & R, LLC,
a California limited liability company,
Managing Member

	By:	AAP DEVELOPMENT CA, LLC,
a California limited liability company,
Manager

By:

Adon A. Panattoni, Sole Member

TENANT:

MONOPRICE, INC.,
a California corporation

By:

Name:	JONG S LEE

Its:	CEO